United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

Osler Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-146163	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Paces Lane, Suite 202, Woodstock, GA, 30189

(Address of principal executive offices with zip code)

678-481-1600

(Registrant's telephone number, including area code)

1864 Portage Ave.

Winnipeg, Manitoba

Canada, R3J 0H2

Tel: 204.951.1544

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 30, 2008, Greg Chapman resigned as president, chief executive officer, chief financial officer, director and secretary of  our company and Lance Friedman was appointed as president, chief executive officer, chief financial officer, director and secretary.

Our board of directors now consists solely of Mr. Lance Friedman.

Item 8.01	Other Events

Effective October 30, 2008, our company moved its office address to 1400 Paces Lane, Suite 202, Woodstock, Georgia, 30189 and changed its phone number to 678-481-1600.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Osler Inc.

Signed: /s/ Lance Friedman

Title: President and Chief Executive Officer

Date: October 31, 2008